UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2025

Alamo Group Inc.
(Exact name of registrant as specified in its charter)

State of Delaware	0-21220	74-1621248
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1627 E. Walnut, Seguin, Texas	78155
(Address of Registrant’s principal executive offices)	(Zip Code)

(830) 379-1480
Registrant's telephone number, including area code:

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.10 per share	ALG	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of
1934 (§240.12b-2 of this chapter).Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On November 6, 2025, the Board of Directors (the “Board”) of Alamo Group Inc. (the “Company”) adopted the Alamo Group Inc. Nonqualified Deferred Compensation Plan, effective January 1, 2026 (the “Deferred Compensation Plan”), pursuant to which eligible employees may receive discretionary contributions of up to 6% of their base salary and bonus (the “Discretionary Contributions”). Eligible employees are selected for participation by the Compensation Committee of the Board of Directors of the Company and include Robert P. Hureau, the Company’s President & CEO, Agnieszka K. Kamps, the Company’s EVP & CFO, and Kevin J. Thomas, the Company’s EVP Industrial Equipment. The Discretionary Contributions will generally vest 100% following the participant’s satisfaction of three-years of service with the Company and its affiliates, subject to earlier acceleration in the event of a change in control of the Company, and will be paid upon the earliest to occur of the participant’s (i) separation from service, (ii) death and (iii) disability. In recognition of the termination of the Alamo Group Inc. Supplemental Executive Retirement Plan (the “SERP”) with respect to new participants, the Company will credit the Deferred Compensation Plan accounts of Ms. Kamps and Mr. Thomas with an initial contribution equal to the actuarial present value of their SERP account, calculated as of December 31, 2025, and which they otherwise would have forfeited due to not satisfying the ten-year service requirement set forth in the SERP.
The foregoing summary description of the Deferred Compensation Plan does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Deferred Compensation Plan, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits
Exhibit 10.1 – Alamo Group Inc. Nonqualified Deferred Compensation Plan

Exhibit 104 – Cover Page Interactive Data File - Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 12, 2025	By: /s/ Edward T. Rizzuti
Edward T. Rizzuti,
EVP Corporate Development, Investor Relations & Secretary